FTI Consulting Investor Presentation November 2013 Exhibit 99.1

Cautionary Note About
Forward-Looking Statements
This presentation includes "forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions and other matters, business trends and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as “estimates,”
“expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and estimates will be achieved, and the Company’s actual results may differ materially from our expectations, beliefs and estimates. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company's ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading “Item 1A. Risk Factors” in the Company’s most recent Form 10-K, our Current Report on Form  8-K dated May 21, 2013 and in the Company's other filings with the Securities and Exchange Commission, including the risks set forth under “Risks Related to Our
Operating Segments” and “Risks Related to Our Operations”. We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Investment Thesis
Scalable business model
Flexible and attractive business model with the opportunity to leverage cross-segment engagements and multi-disciplinary solutions
Well positioned to benefit from key trends
Global regulatory activism, overhaul of financial and credit regulatory markets and the overall complexity of doing business globally
Strong competitive position to capture market share in global investigations
Mortgage backed securities, FCPA investigations, LIBOR investigations, whistleblower investigations and trading probes
Executable growth strategy
Adding scale to established global infrastructure should yield higher incremental margins
Balanced approach to enhanced stockholder value
Capital deployment focused on value-enhancing initiatives
$250 million stock buyback program approved in June 2012 - repurchased approximately $98.8 million of stock since June 2012
Spent $40.8 million on acquisitions and $48.8 million on stock repurchases year-to-date through September 30, 2013
Healthy balance sheet, strong cash flows and access to capital
Net cash provided by operating activities increased 19.0 percent from the prior year quarter to $84.4 million at September 30, 2013
Cash and cash equivalents were $147.9 million at September 30, 2013
FTI Consulting is
a global
business
advisory firm
dedicated to
helping
organizations
protect and
enhance their
enterprise value
in an
increasingly
complex legal,
regulatory and
economic
environment

Corporate Finance/Restructuring

- Restructuring/Turnaround Services
- Transaction Advisory Services
- Interim Management
- Investment Banking
- Bankruptcy Support Services
- Private Equity
- Performance Improvement
- Valuation & Financial Advisory Services

Economic Consulting

- Antitrust & Competition Economics
- Securities Litigation & Risk Management
- Intellectual Property
- International Arbitration
- Labor & Employment
- Public Policy
- Regulated Industries
- Business Valuation

Forensic and Litigation Consulting

- Forensic Accounting & Advisory Services
- Global Risk & Investigations
- Compliance, Monitoring & Receivership
- Intellectual Property
- Dispute Advisory Services
- Trial Services
- Financial & Enterprise Data Analytics
- Health Solutions

Technology

- Ringtail® E-discovery Software
- E-discovery Management
- Managed Review
- Predictive Discovery
- ESI Collections & Computer Forensics
- Information Governance

Strategic Communications

- Financial Communications
- Corporate Communications
- Strategy Consulting & Research
- Crisis Communications
- Public Affairs
- Creative Engagement

11%
23%
12%
27%
27%

26%
74%

FTI CONSULTING

Global Business with Diverse Event-Driven Offerings
FTI Consulting
has built a
balanced
portfolio of
global
businesses that
offer event-
driven services
and solutions
North America
Rest of World
Third Quarter 2013 Segment Revenues
Third Quarter 2013 Geographic Revenues
Corporate Finance/Restructuring
Economic Consulting
Forensic and Litigation Consulting
Technology
Strategic Communications

Third Quarter 2013 Revenues
(in millions)
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$307.1
$63.3
$32.6
$11.6
North America
EMEA
Asia Pacific
Latin America

Third Quarter 2013
Y/Y Revenue Growth
80%
60%
40%
20%
0%
-20%
-40%
5%
7%
57%
-17%
North America
EMEA
Asia Pacific
Latin America

FTI CONSULTING

The Globalization of FTI Consulting
North America
Opportunity to enhance client relationships through cross-segment engagements and multi-disciplinary solutions
Third quarter revenues in health solutions up 24 percent from the prior year quarter
Strong demand for energy, telecommunications, media and technology, financial services and insurance industry services
Europe, Middle East and Africa (EMEA)
Depressed valuations present M&A opportunities
Strength in European international arbitration and antitrust practices resulted in 31 percent increase in Economic Consulting from the prior year quarter
Continue to invest based on pockets of demand – global risk and investigations practice (GRIP), restructuring, anticorruption, compliance, valuation and remediation
Asia Pacific
Recent Corporate Finance/Restructuring acquisitions in Australia contributed $11.2 million in revenues during the third quarter of 2013 as
Australia continues to gain broader strategic significance for the firm
Third quarter revenues in global risk and investigations practice (GRIP)
and construction solutions practice, up 27 percent and 34 percent from the prior year quarter
Latin America
Continue to build-out geographic presence and capabilities
FTI Consulting
will continue to
add scale and
expertise to the
Company’s
global platform
The increasingly
aggressive
regulatory and
enforcement
environment
should bode
very well for
large consulting
firms with global
reach and
reputations like
FTI Consulting

The FTI Consulting Matrix
FTI Consulting’s
matrix
organizational
structure
appropriately
emphasizes the
segment,
geographic and
industry drivers
of our
businesses,
allowing for
improved
understanding
and response to
our clients
needs and
increased
leverage of
resources,
knowledge and
solutions in our
rapidly growing
markets
Three strategies that drive our
business:
Segment: Continue to build-out
diverse platform of practices and
solutions
Geography: Replicate segment and
practice offerings across existing
global platform
Industry: Develop integrated
industry-focused solutions
Industry
Segment
Geography

Our People
FTI Consulting’s most valuable asset is its people
Over 4,100 employees in 99 offices across 25 countries
413 Senior Managing Directors, 477 Managing Directors and access to three Nobel Laureates
FTI Consulting is a global company with global leaders and
advisors
The FTI Consulting matrix establishes global leadership
Board of Directors offer global insights, extensive experience and tenured leadership
Our collective expertise spans a wide range of geographies,
practices and industries, which fuels our ability to develop multi-disciplinary solutions for client opportunities and
challenges
We hire the best talent and continue to invest in their
ongoing development
FTI Consulting employees are supported throughout their career development through our educational and thought leadership initiatives:
New Hire Orientation, New Managing Director School, FTI Consulting
University and Executive Leadership Forums
FTI Consulting’s
unique
integrated
approach to
protecting and
enhancing
enterprise value
requires
exceptional
talent
Employees
Source &
Acquire
Attract &
Retain
Service &
Support
Grow & Develop
Measure &
Assess
Reward &
Engage

Corporate Finance/Restructuring is a renowned leader in restructuring and crisis management
#1 crisis management firm in The Deal league tables of crisis management firms for six consecutive years (2007-2012)
Honored by the Global M&A Network with six Turnaround Atlas Awards for excellence and outstanding achievements in the global restructuring, special situation merger and acquisition (M&A) and turnaround markets in July 2013
Named a 2013 TMA Turnaround and Transaction of the Year winner in October 2013
Economic Consulting is a global leader in antitrust reputation and expertise
Named Leading Antitrust Economics Firm and 1 of the 20 Best Economics Firms in the World by Global Competition Review for eight consecutive years (2005-2012)
#1 on Who’s Who Legal List of most highly regarded firms for Commercial Arbitration for four consecutive years (2011-2014)
Forensic and Litigation Consulting is a global leader in commercial arbitration and has a market-leading global risk and investigations practice
#1 on Who’s Who Legal List of most highly regarded firms for Commercial Arbitration for four consecutive years (2011-2014)
Technology is a leading provider of e-discovery software and services
Member of the “Leaders" Quadrant in Gartner's "Magic Quadrant for e-Discovery Software" Report for 2013 in June 2013
Ringtail Software-as-a-Service E-Discovery Offering Named a Trend-Setting Product of 2013 by KMWorld Magazine in September 2013
Recognized as an industry leader in legal software and service offerings in the May 2013 National Law Journal reader rankings
Named to KMWorld
magazine’s 100 Companies That Matter in Knowledge Management list in March 2013
Strategic Communications is a global leader in strategic business communications
#1 Communications Advisor in Mergermarket League Tables of PR Advisers in Global M&A by deal volume as of September 30, 2013
Named 2013 M&A PR Firm of the Year by the Americas M&A Atlas Awards
Market-Leading Business Segments
8
FTI Consulting is
an advisor to 92
of the world’s top
100 law firms, 51
of the
world’s 100
largest
companies and 7
of the world’s top
10 bank holding
companies as of
December 31,
2012

2013 Growth Catalysts
FTI Consulting is focused on industries facing disruption or change
Need for business advisory services in the ever-changing healthcare industry
Demand globally for energy services irrespective of macroeconomic backdrop
Insurance industry undergoing transformative changes resulting from new and emerging risks and opportunities
Regulatory change is creating opportunities with financial institutions
Restructuring and investigations opportunities in Europe and Asia Pacific
Investments made to enhance our restructuring, global risk and investigations, anti-corruption, compliance, valuation and remediation practices in these geographies
Opportunities for Corporate Finance/Restructuring and Forensic and Litigation Consulting services in Australia
An uptick in the pace of M&A activity
Improved levels of M&A-related “first look” and “second request” retentions
M&A touches every business segment – has potential to result in engagements if uptick materializes
FTI Consulting is actively developing multi-disciplinary solutions by continuing to focus on innovation and collaboration with our clients to create valuable new products and services, less expensive service delivery and streamlined corporate functions
FTI Comply launched in August 2013
Ringtail® E-Discovery Software with Predictive Coding launched in August 2013
Office of the CFO Solutions offering rolled-out in 2013
Demand for FTI
Consulting’s
services and
expertise is
expected to be
driven by
multiple
catalysts going
forward

FTI Consulting’s Financial Position is Strong
Significant cash flow generation
$147.9 million in cash and cash equivalents on the balance sheet as of September 30, 2013
Net cash provided by operating activities increased 19.0 percent from the prior year quarter to $84.4 million at September 30, 2013
Leverage as of September 30, 2013 – less than 3:1
Balanced capital deployment aimed at value enhancing initiatives for stockholders - spent $40.8 million on acquisitions and $48.8 million on stock repurchases year-to-date through September 30, 2013
Maintain market leadership positions, impressive credentials and established reputation by investing in talent
$250 million stock buyback program authorized in June 2012
Acquisition strategy focused on building attractive, sustainable businesses
Investments in R&D and innovation should drive organic growth
Analyzing infrastructure to identify cost saving opportunities
Completed debt refinancing transactions in November 2012 resulting in decreased interest rate, longer maturity profile and increased access to capital
Portfolio of
investments,
coupled with
continued cash
generation and
operational
discipline –
demonstrated in
financial results

Pre-Deal Preparation and Evaluation
Due Diligence
M&A Lifecycle
Pre-Close Planning
Post-Close Planning
Post-Close Execution

FTI CONSULTING

Case Study: M&A Lifecycle and
FTI Consulting’s Integrated Service Offering
Working Capital Improvement
Dashboard & Financial Performance Management
Testing, Design & Implementation of Internal Controls
Employee Outreach & Engagement
M&A Digital/Social Media Strategies
Media Relations
Investor Relations
First Look Services
Antitrust & Competition Economics
Investment Thesis Development
Investigative Due Diligence & Integrity Investigations
Emerging Market Entry Analysis, Political & Corruption Index Assessments
Merger Integration Services
Interim Management
Performance Improvement Services
Post-Acquisition Disputes
Purchase Price Dispute Services
Global Risk & Investigation Services
Compliance Monitoring & Remediation Services
Post-Merger Communication Implementation
Change Management Communications
Valuation Services
Buyer Services
Seller Services
Lender Services
M&A Fraud Services
Intellectual Property Valuation & Protection
Transactional Due Diligence
System Audits/IT Due Diligence
Compliance & Accounting Internal Controls Reviews
Foreign Bribery & Corruption Risk Assessments
Subsidiary, Joint Venture & Controlled Entity
Investigations
E-discovery
Carve-Out Assistance
Event Readiness
Tax Services
Second Requests
M&A Communications
Proxy Communications
Corporate Finance/Restructuring
Economic Consulting
Technology
Strategic Communications
Forensic and Litigation Consulting

Case Study: Cross–Segment Engagements
FTI Consulting has established a global platform with deep expertise and broad capabilities
FTI Consulting leverages this platform by presenting integrated solutions to current and potential clients as one firm
Cross-segment engagements demonstrate a more robust, solutions-based go-to-market strategy
Our client’s often require services provided by more than one of our business segments to meet their unique challenges and opportunities
Clients that face the most complex and critical situations want an integrated FTI Consulting team, a team that has the right combination of skills to solve multiple problems
FTI Consulting’s biggest and most profitable projects are cross-segment engagements
In 2012, all of FTI Consulting’s top ten engagements were cross-segment engagements, with many of them involving three or more business segments
Our top ten clients represent multiple industries and include Fortune 500 companies, the world’s most prestigious law firms and the world’s top bank holding companies
Expect cross-
segment
engagements to
bolster FTI
Consulting’s
organic growth,
brand visibility
and reputation

Financials

Third Quarter 2013 Results
Quarter Ended September 30,
2013 (unaudited) 2012 (unaudited)
Revenues
$414,643 $386,055
Direct cost of revenues 255,152 241,614
Selling, general & administrative expense 94,513 88,909
Special charges 10,419  2,775
Acquisition-related contingent consideration 630 403
Amortization of other intangible assets 5,776 5,766
Goodwill impairment charge
83,752 -
450,242 339,467
Operating income (loss) (35,599) 46,588
Other income (expense)
Interest income & other 1,152 1,584
Interest expense (12,814) (13,208)
(11,662) (11,624)
Income (loss) before income tax provision (47,261) 34,964
Income tax provision 3,360 12,251
Net income (loss) ($50,621) $22,713
Earnings per common share – basic ($1.29) $0.56
Weighted average common shares outstanding – basic 39,094 40,387
Earnings per common share – diluted
($1.29) $0.55
Weighted average common shares outstanding – diluted 39,094 41,102
Other Comprehensive income, net of tax:
Foreign currency translation adjustments, net of tax $0
$17,115 $12,731
Other comprehensive income (loss), net of tax 17,115 12,731
Comprehensive income (loss) ($33,506) $35,444
($ in thousands, except per share data)

Year-To-Date 2013 Results
Nine Months Ended September 30,
2013 (unaudited) 2012 (unaudited)
Revenues
$1,236,434 $1,177,526
Direct cost of revenues 773,160 735,452
Selling, general & administrative expense 287,485 283,958
Special charges 10,846 29,557
Acquisition-related contingent consideration (6,091) (2,581)
Amortization of other intangible assets 17,293 16,773
Goodwill impairment charge
83,752 -
1,166,445 1,063,159
Operating income 69,989 114,367
Other income (expense)
Interest income & other 1,702 4,503
Interest expense (38,600) (43,607)
(36,898) (39,104)
Income before income tax provision 33,091 75,263
Income tax provision 36,546 26,372
Net income (loss) ($3,455) $48,891
Earnings per common share – basic ($0.09) $1.21
Weighted average common shares outstanding – basic 39,212 40,446
Earnings per common share – diluted
($0.09) $1.17
Weighted average common shares outstanding – diluted 39,212 41,882
Other Comprehensive income (loss), net of tax:
Foreign currency translation adjustments, net of tax $0
($10,108) $14,620
Other comprehensive income (loss), net of tax (10,108) 14,620
Comprehensive income (loss) ($13,563) $63,511
($ in thousands, except per share data)

Third Quarter 2013 Results: Segment Performance
($ in thousands, except headcount data and rate per hour)
Quarter Ended September 30, 2013
Revenues
Adjusted
EBITDA
(1)
Adjusted
EBITDA
(1)
as a % of
Revenue
Utilization
(4)
Average
Billable
Rate Per
Hour
(4)
Revenue-
Generating
Headcount
Corporate Finance/Restructuring
(3)
$93,981 $19,402 20.6% 64% $396 732
Forensic and Litigation Consulting
(3)
113,068 25,362 22.4% 67% $324 999
Economic Consulting
113,069 23,225 20.5% 79% $512 528
Technology
(2)
51,201 15,381 30.0% N/M N/M 297
Strategic Communications
(2)
43,324 4,036 9.3% N/M N/M 617
Total
$414,643 $87,406 21.1% 3,173
Unallocated Corporate Expenses
(14,862)
Adjusted EBITDA
(1)
$72,544 17.5%
Quarter Ended September 30, 2012
Revenues
Adjusted
EBITDA
(1)
Adjusted
EBITDA
(1)
as a % of
Revenue
Utilization
(4)
Average
Billable
Rate Per
Hour
(4)
Revenue-
Generating
Headcount
Corporate Finance/Restructuring
(3)
$93,123 $21,951 23.6% 72% $402 621
Forensic and Litigation Consulting
(3)
100,460 16,289 16.2% 63% $328 939
Economic Consulting 96,375 19,087 19.8% 79% $495 467
Technology
(2)
50,286 15,675 31.2% N/M N/M 283
Strategic Communications
(2)
45,811 6,778 14.8% N/M N/M 597
Total
$386,055 $79,780 20.7% 2,907
Unallocated Corporate Expenses
(17,499)
Adjusted EBITDA
(1)
$62,281 16.1%
16
(1) We define Adjusted EBITDA as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, special charges and goodwill impairment charges. Amounts presented in the Adjusted EBITDA column for each segment reflect the segments' respective Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, special charges and goodwill impairment charges. We use
Adjusted Segment EBITDA to internally evaluate the financial performance of our segments because we believe it is a useful supplemental measure which reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We also believe that these measures, when considered together with our GAAP financial results, provide management and investors with a more complete understanding of our operating results, including underlying trends, by excluding the effects of special charges and goodwill impairment charges.
In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted EBITDA and Adjusted Segment EBITDA are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. These non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our
Condensed Consolidated Statements of Comprehensive Income (Loss). See also our reconciliation of GAAP to non-GAAP financial measures.
(2)The majority of the Technology and Strategic Communications segments' revenues are not generated based on billable hours. Accordingly, utilization and average billable rate metrics are not presented as they are not meaningful as a segment-wide metric.
(3) Effective in the first quarter of 2013, we modified our reportable segments to reflect changes in how we operate our business and the related internal management reporting. The Company’s healthcare and life sciences practices from both our Corporate Finance/Restructuring segment and our Forensic and Litigation Consulting segment have been combined under a single organizational structure. This single integrated practice, our health solutions practice, is now aggregated in its entirety within the Forensic and Litigation Consulting reportable segment.
Prior period Corporate Finance/Restructuring and Forensic and Litigation Consulting segment information has been reclassified to conform to the current period presentation.
(4) 2013 and 2012 utilization and average bill rate calculations for our Corporate Finance/Restructuring, Forensic and Litigation Consulting, and Economic Consulting segments were updated to reflect the realignment of certain practices as well as information related to non-U.S.
operations that was not previously available.

Year-To-Date 2013 Results: Segment Performance
($ in thousands, except headcount data and rate per hour)
Nine Months Ended September 30, 2013
Revenues
Adjusted
EBITDA
(1)
Adjusted
EBITDA
(1)
as a % of
Revenue
Utilization
(4)
Average
Billable
Rate Per
Hour
(4)
Revenue-
Generating
Headcount
Corporate Finance/Restructuring
(3)
$289,775 $62,610 21.6% 66% $407 732
Forensic and Litigation Consulting
(3)
318,912 58,866 18.5% 68% $315 999
Economic Consulting 339,277 70,222 20.7% 84% $509 528
Technology
(2)
149,101 45,985 30.8% N/M N/M 297
Strategic Communications
(2)
139,369 12,809 9.2% N/M N/M 617
Total
$1,236,434 $250,492 20.3% 3,173
Unallocated Corporate Expenses
(44,394)
Adjusted EBITDA
(1)
$206,098 16.7%
Nine Months Ended September 30, 2012
Revenues
Adjusted
EBITDA
(1)
Adjusted
EBITDA
(1)
as a % of
Revenue
Utilization
(4)
Average
Billable
Rate Per
Hour
(4)
Revenue-
Generating
Headcount
Corporate Finance/Restructuring
(3)
$286,184 $73,419 25.7% 75% $409 621
Forensic and Litigation Consulting
(3)
310,351 50,500 16.3% 65% $323 939
Economic Consulting 295,882 56,002 18.9% 82% $493 467
Technology
(2)
147,643 41,739 28.3% N/M N/M 283
Strategic Communications
(2)
137,466 16,277 11.8% N/M N/M 597
Total
$1,177,526 $237,937 20.2% 2,907
Unallocated Corporate Expenses
(55,080)
Adjusted EBITDA
(1)
$182,857 15.5%
17
(1) We define Adjusted EBITDA as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, special charges and goodwill impairment charges. Amounts presented in the Adjusted EBITDA column for each segment reflect the segments' respective Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, special charges and goodwill impairment charges. We use
Adjusted Segment EBITDA to internally evaluate the financial performance of our segments because we believe it is a useful supplemental measure which reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We also believe that these measures, when considered together with our GAAP financial results, provide management and investors with a more complete understanding of our operating results, including underlying trends, by excluding the effects of special charges and goodwill impairment charges.
In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted EBITDA and Adjusted Segment EBITDA are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. These non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our
Condensed Consolidated Statements of Comprehensive Income (Loss). See also our reconciliation of GAAP to non-GAAP financial measures.
(2)The majority of the Technology and Strategic Communications segments' revenues are not generated based on billable hours. Accordingly, utilization and average billable rate metrics are not presented as they are not meaningful as a segment-wide metric.
(3) Effective in the first quarter of 2013, we modified our reportable segments to reflect changes in how we operate our business and the related internal management reporting. The Company’s healthcare and life sciences practices from both our Corporate Finance/Restructuring segment and our Forensic and Litigation Consulting segment have been combined under a single organizational structure. This single integrated practice, our health solutions practice, is now aggregated in its entirety within the Forensic and Litigation Consulting reportable segment.
Prior period Corporate Finance/Restructuring and Forensic and Litigation Consulting segment information has been reclassified to conform to the current period presentation.
(4) 2013 and 2012 utilization and average bill rate calculations for our Corporate Finance/Restructuring, Forensic and Litigation Consulting, and Economic Consulting segments were updated to reflect the realignment of certain practices as well as information related to non-U.S.
operations that was not previously available.

Appendix

Third Quarter 2013: Reconciliation of non-GAAP Financial
Measures
($ in thousands, except per share data)
Quarter Ended September 30,
2013 2012
Net Income (Loss) ($50,621) $22,713
Add back:
Special charges, net of tax effect (1) $6,847 $1,794
Goodwill impairment charges (2) $83,752 -
Less:
effective tax rate
($10,805) -
Adjusted Net Income (4) $29,173 $24,507
Earnings (loss) per common share – diluted ($1.29) $0.55
Add back:
Special charges, net of tax effect (1) $0.18 $0.05
Goodwill impairment charges (2) $2.14 -
Less:
effective tax rate
($0.27) -
Impact of denominator for diluted earnings per common share (3) ($0.04) -
Adjusted earnings per common share – diluted (4) $0.72 $0.60
Weighted average number of common shares outstanding – diluted (3) 40,244 41,102
19
Interim period impact of including goodwill impairment charges in the annual
(1) The tax effect takes into account the tax treatment and related tax rate(s) that apply to each adjustment in the applicable tax jurisdiction(s). As a result, the effective tax rate for the adjustments for the three months ended September 30, 2013 and 2012 was 34.3% and 35.3%, respectively. The tax expense related to the special charges for the three months ended September 30, 2013 was $3.6 million or $0.09 impact on diluted earnings per common share. The tax expense related to the special charges for the three months ended September 30, 2012 was
$1.0 million or $0.02 impact on diluted earnings per common share.
(2) The goodwill impairment is non-deductible for income tax purposes and will result in no tax benefit for the year ending December 31, 2013.
(3) For the three months ended September 30, 2013, the Company reported a net loss. For this period, the basic weighted average common shares outstanding equals the diluted weighted average common shares outstanding for purposes of calculating U.S. GAAP earnings per share because potentially dilutive securities would be antidilutive. For non-GAAP purposes, the per share and share amounts presented herein reflect the impact of the inclusion of share-based awards and convertible notes that are considered dilutive based on the impact of the add backs included in Adjusted Net Income above.
(4) We define Adjusted Net Income and Adjusted Earnings per Diluted Share as net income and earnings per diluted share, respectively, excluding the impact of special charges, goodwill impairment charges and losses on early extinguishment of debt. We use Adjusted Net Income for the purpose of calculating Adjusted Earnings per Diluted Share. Management uses Adjusted Earnings per Diluted Share to assess total company operating performance on a consistent basis. We believe that this measure, when considered together with our GAAP financial results, provides management and investors with a more complete understanding of our business operating results, including underlying trends, by excluding the effects of special charges, goodwill impairment charges and losses on early extinguishment of debt. Adjusted Net Income and
Adjusted Earnings Per Diluted Share are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. These non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income (Loss).
Interim period impact of including goodwill impairment charges in the annual

Year-To-Date 2013: Reconciliation of non-GAAP Financial
Measures
($ in thousands, except per share data)
Nine Months Ended September 30,
2013 2012
Net Income (Loss) ($3,455) $48,891
Add back:
Special charges, net of tax effect (1) $7,100 $19,115
Goodwill impairment charges (2) $83,752 -
Less:
effective tax rate
($10,805) -
Adjusted Net Income (4) $76,592 $68,006
Earnings (loss) per common share – diluted ($0.09) $1.17
Add back:
Special charges, net of tax effect (1) $0.18 $0.45
Goodwill impairment charges (2) $2.14 -
Less:
effective tax rate
($0.28) -
Impact of denominator for diluted earnings per common share (3) ($0.05) -
Adjusted earnings per common share – diluted (4) $1.90 $1.62
Weighted average number of common shares outstanding – diluted (3) 40,385 41,882
20
Interim period impact of including goodwill impairment charges in the annual
Interim period impact of including goodwill impairment charges in the annual
(1) The tax effect takes into account the tax treatment and related tax rate(s) that apply to each adjustment in the applicable tax jurisdiction(s). As a result, the effective tax rate for the adjustments for the nine months ended September 30, 2013 and 2012 was 34.5% and 35.3%, respectively. The tax expense related to the special charges for the nine months ended September 30, 2013 was $3.7 million or $0.10 impact on diluted earnings per common share. The tax expense related to the special charges for the nine months ended September 30, 2012 was
$10.4 million or $0.25 impact on diluted earnings per common share.
(2) The goodwill impairment is non-deductible for income tax purposes and will result in no tax benefit for the year ending December 31, 2013.
(3) For the nine months ended September 30, 2013, the Company reported a net loss. For this period, the basic weighted average common shares outstanding equals the diluted weighted average common shares outstanding for purposes of calculating U.S. GAAP earnings per share because potentially dilutive securities would be antidilutive. For non-GAAP purposes, the per share and share amounts presented herein reflect the impact of the inclusion of share-based awards and convertible notes that are considered dilutive based on the impact of the add backs included in Adjusted Net Income above.
(4) We define Adjusted Net Income and Adjusted Earnings per Diluted Share as net income and earnings per diluted share, respectively, excluding the impact of special charges, goodwill impairment charges and losses on early extinguishment of debt. We use Adjusted Net Income for the purpose of calculating Adjusted Earnings per Diluted Share. Management uses Adjusted Earnings per Diluted Share to assess total company operating performance on a consistent basis. We believe that this measure, when considered together with our GAAP financial results, provides management and investors with a more complete understanding of our business operating results, including underlying trends, by excluding the effects of special charges, goodwill impairment charges and losses on early extinguishment of debt. Adjusted Net Income and
Adjusted Earnings Per Diluted Share are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. These non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income (Loss).

Third Quarter 2013: Reconciliation of Net Income and
Operating Income to Adjusted EBITDA
($ in thousands)
Quarter Ended September 30, 2013
Corporate
Finance /
Restructuring (3)
Forensic and
Litigation
Consulting (3)
Economic
Consulting
Technology
Strategic
Communications
Unallocated
Corporate
Expenses
Total
Net Income (Loss)
($50,621)
Interest Income and other
Interest expense
Income tax provision
(1,152)
12,814
3,360
Operating Income (loss)
(1)
$10,590 $21,915 $21,708 $9,755 ($81,490) ($18,077) (35,599)
Depreciation and amortization
Amortization of other intangible assets
Special Charges
Goodwill impairment charges
919
1,562
6,331
-
997
512
1,938
-
979
523
15
-
3,642
1,982
2
-
575
1,197
2
83,752
1,084
-
2,131
-
8,196
5,776
10,419
83,752
Adjusted EBITDA
(2)
$19,402 $25,362 $23,225 $15,381 $4,036 ($14,862) $72,544
21
Quarter Ended September 30, 2012
Corporate
Finance /
Restructuring (3)
Forensic and
Litigation
Consulting (3)
Economic
Consulting
Technology
Strategic
Communications
Unallocated
Corporate
Expenses
Total
Net Income
$22,713
Interest Income and other
Interest expense
Income tax provision
(1,584)
13,208
12,251
Operating Income (loss)
(1)
$19,024 $14,062 $17,810 $10,445 $4,874 ($19,627) 46,588
Depreciation and amortization
Amortization of other intangible assets
Special charges
713
1,443
771
981
778
468
702
402
173
3,098
1,984
148
544
1,159
201
1,114
-
1,014
7,152
5,766
2,775
Adjusted EBITDA
(2)
$21,951 $16,289 $19,087 $15,675 $6,778 ($17,499) $62,281
(1) We define Segment Operating Income as a segment’s share of consolidated operating income. We define Total Segment Operating Income as the total of Segment Operating Income for all segments, which excludes unallocated corporate expenses. We use Segment Operating
Income for the purpose of calculating Adjusted Segment EBITDA.
(2) We define Adjusted EBITDA as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, special charges and goodwill impairment charges. Amounts presented in the Adjusted EBITDA row for each segment reflect the segments' respective Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, special charges and goodwill impairment charges. We use Adjusted
Segment EBITDA to internally evaluate the financial performance of our segments because we believe it is a useful supplemental measure which reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We also believe that these measures, when considered together with our GAAP financial results, provide management and investors with a more complete understanding of our operating results, including underlying trends, by excluding the effects of special charges and goodwill impairment charges. In addition,
EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted EBITDA and Adjusted Segment EBITDA are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. These non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed
Consolidated Statements of Comprehensive Income (Loss).
(3) Effective in the first quarter of 2013, we modified our reportable segments to reflect changes in how we operate our business and the related internal management reporting. The Company’s healthcare and life sciences practices from both our Corporate Finance/Restructuring segment and our Forensic and Litigation Consulting segment have been combined under a single organizational structure. This single integrated practice, our health solutions practice, is now aggregated in its entirety within the Forensic and Litigation Consulting reportable segment.
Prior period Corporate Finance/Restructuring and Forensic and Litigation Consulting segment information has been reclassified to conform to the current period presentation.

Year-To-Date 2013: Reconciliation of Net Income and
Operating Income to Adjusted EBITDA
($ in thousands)
Nine Months Ended September 30, 2013
Corporate
Finance /
Restructuring (3)
Forensic and
Litigation
Consulting (3)
Economic
Consulting
Technology
Strategic
Communications
Unallocated
Corporate
Expenses
Total
Net Income (Loss)
($3,455)
Interest Income and other
Interest expense
Income tax provision
(1,702)
38,600
36,546
Operating Income (loss)
(1)
$48,725 $52,194 $66,233 $29,129 ($76,369) ($49,923) 69,989
Depreciation and amortization
Amortization of other intangible assets
Special Charges
Goodwill impairment charges
2,541
4,945
6,399
-
2,958
1,603
2,111
-
2,647
1,331
11
-
10,888
5,952
16
-
1,898
3,462
66
83,752
3,286
-
2,243
-
24,218
17,293
10,846
83,752
Adjusted EBITDA
(2)
$62,610 $58,866 $70,222 $45,985 $12,809 ($44,394) $206,098
22
Nine Months Ended September 30, 2012
Corporate
Finance /
Restructuring (3)
Forensic and
Litigation
Consulting (3)
Economic
Consulting
Technology
Strategic
Communications
Unallocated
Corporate
Expenses
Total
Net Income
$48,891
Interest Income and other
Interest expense
Income tax provision
(4,503)
43,607
26,372
Operating Income (loss)
(1)
$55,488 $37,360 $51,681 $23,403 $6,161 ($59,726) 114,367
Depreciation and amortization
Amortization of other intangible assets
Special charges
2,278
4,321
11,332
3,062
1,802
8,276
2,131
1,199
991
9,262
5,960
3,114
1,913
3,491
4,712
3,514
-
1,132
22,160
16,773
29,557
Adjusted EBITDA
(2)
$73,419 $50,500 $56,002 $41,739 $16,277 ($55,080) $182,857
(1) We define Segment Operating Income as a segment’s share of consolidated operating income. We define Total Segment Operating Income as the total of Segment Operating Income for all segments, which excludes unallocated corporate expenses. We use Segment Operating
Income for the purpose of calculating Adjusted Segment EBITDA.
(2) We define Adjusted EBITDA as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, special charges and goodwill impairment charges. Amounts presented in the Adjusted EBITDA row for each segment reflect the segments' respective Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, special charges and goodwill impairment charges. We use Adjusted
Segment EBITDA to internally evaluate the financial performance of our segments because we believe it is a useful supplemental measure which reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We also believe that these measures, when considered together with our GAAP financial results, provide management and investors with a more complete understanding of our operating results, including underlying trends, by excluding the effects of special charges and goodwill impairment charges. In addition,
EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted EBITDA and Adjusted Segment EBITDA are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. These non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed
Consolidated Statements of Comprehensive Income (Loss).
(3) Effective in the first quarter of 2013, we modified our reportable segments to reflect changes in how we operate our business and the related internal management reporting. The Company’s healthcare and life sciences practices from both our Corporate Finance/Restructuring segment and our Forensic and Litigation Consulting segment have been combined under a single organizational structure. This single integrated practice, our health solutions practice, is now aggregated in its entirety within the Forensic and Litigation Consulting reportable segment.
Prior period Corporate Finance/Restructuring and Forensic and Litigation Consulting segment information has been reclassified to conform to the current period presentation.

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